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                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANED-OXLEY ACT OF 2002

 I, Jan Wallace, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of MW Medical, Inc. for the annual period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of MW Medical, Inc.


                                       By:          /s/  Jan  Wallace
                                                    ----------------------
                                       Name:        Jan  Wallace

                                       Title:       PRESIDENT  AND
                                                    CHIEF  EXECUTIVE  OFFICER

                                       Date:        May  19,  2003